UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  January 7, 2011

PriceSmart, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22793	33-0628530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9740 Scranton Road, San Diego, CA 92121
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (858) 404-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On January 7, 2011, PriceSmart, Inc. issued a press release regarding its results of operations for its first quarter ended November 30, 2010 and sales for the month of December 2010.  A copy of the press release is furnished herewith as Exhibit 99.1.  Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed “furnished” and not “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.

Item 9.01.   Financial Statements and Exhibits.

(d)	The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Press Release of PriceSmart, Inc. dated January 7, 2011.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2011	/S/ JOHN M. HEFFNER
John M. Heffner
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of PriceSmart, Inc. dated January 7, 2011.

PriceSmart Announces First Quarter Results of Operations;
December Sales Also Announced

San Diego, CA (January 7, 2011) – PriceSmart, Inc. (NASDAQ: PSMT, www.pricesmart.com) today announced its results of operations for the first quarter of fiscal year 2011 which ended on November 30, 2010.

For the first quarter of fiscal year 2011, net warehouse sales increased 22.3% to $377.3 million from $308.7 million in the first quarter of fiscal year 2010.  Total revenue for the first quarter was $386.1 million compared to $315.4 million in the prior year.  The Company had 28 clubs in operation as of November 30, 2010, compared to 26 warehouse clubs in operation as of November 30, 2009.

The Company recorded operating income in the quarter of $22.6 million, compared to operating income of $16.2 million in the prior year.  Net income attributable to PriceSmart was $14.9 million, or $0.50 per diluted share, in the first quarter of fiscal year 2011.  Net income attributable to PriceSmart in the first quarter of fiscal year 2010 was $10.4 million, or $0.35 per diluted share.  The Company will release its quarterly report on Form 10-Q for the first quarter of fiscal year 2011 on or before January 10, 2011.

The Company also announced that for the month of December 2010, net sales increased 22.0% to $185.4 million from $152.1 million in December a year earlier.  For the four months ended December 31, 2010, net sales increased 22.2% to $562.8 million from $460.7 million in the same period last year.  There were 28 warehouse clubs in operation at the end of December 2010 compared to 26 warehouse clubs in operation in December 2009.

For the four weeks ended January 2, 2011, comparable warehouse sales for warehouse clubs open at least 12 full months increased 15.6% compared to the same four-week period last year.  For the seventeen-week period ended January 2, 2011, comparable warehouse sales increased 16.5% compared to the comparable seventeen-week period a year ago.

About PriceSmart

PriceSmart, headquartered in San Diego, owns and operates U.S.-style membership shopping warehouse clubs in Central America and the Caribbean, selling high quality merchandise at low prices to PriceSmart members. PriceSmart now operates 28 warehouse clubs in 11 countries and one U.S. territory (five in Costa Rica; four each in Panama and Trinidad; three each in Guatemala and Dominican Republic, two each in El Salvador and Honduras; and one each in Aruba, Barbados, Jamaica, Nicaragua and the United States Virgin Islands).

This press release may contain forward-looking statements concerning the Company's anticipated future revenues and earnings, adequacy of future cash flow and related matters.  These forward-looking statements include, but are not limited to, statements containing the words “expect,” “believe,” “will,” “may,” “should,” “project,” “estimate,” “anticipated,” “scheduled,” and like expressions, and the negative thereof.  These statements are subject to risks and uncertainties that could cause actual results to differ materially, including the following risks: the Company’s financial performance is dependent on international operations which exposes the Company to various risks; any failure by the Company to manage its widely dispersed operations could adversely affect its business; the Company faces significant competition; the Company may encounter difficulties in the shipment of, and risks inherent in the acquisition and importation of, merchandise to its warehouse clubs; the Company is exposed to weather and other natural disaster risks; declines in the economies of the countries in which the Company operates its warehouse clubs would harm its business; a few of the Company's stockholders own nearly 39% of the Company's voting stock, which may make it difficult to complete some corporate transactions without their support and may impede a change in control; the loss of key personnel could harm the Company’s business; the Company is subject to volatility in foreign currency exchange; the Company faces the risk of exposure to product liability claims, a product recall and adverse publicity; a determination that the Company's long-lived or intangible assets have been impaired could adversely affect the Company's future results of operations and financial position; although the Company takes steps to continuously review, enhance, and implement improvements to its internal controls, there may be material weaknesses or significant deficiencies that the Company has not yet identified; as well as the other risks detailed in the Company's U.S. Securities and Exchange Commission (“SEC”) reports, including the Company's Annual Report on Form 10-K filed for the year ended August 31, 2010 filed pursuant to the Securities Exchange Act of 1934 on November 9, 2010.  We assume no obligation and expressly disclaim any duty to update any forward-looking statement to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

For further information, please contact John M. Heffner, Principal Financial Officer and Principal Accounting Officer (858) 404-8826.

PRICESMART, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED—AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	Three Months Ended
	November 30,
	2010	2009
Revenues:
Net warehouse club sales	$377,331	$308,653
Export sales	1,409	587
Membership income	5,425	4,649
Other income	1,907	1,530
Total revenues	386,072	315,419
Operating expenses:
Cost of goods sold:
Net warehouse club	317,813	261,717
Export	1,344	554
Selling, general and administrative:
Warehouse club operations	35,133	29,234
General and administrative	8,810	7,568
Pre-opening expenses	403	111
Total operating expenses	363,503	299,184
Operating income	22,569	16,235
Other income (expense):
Interest income	129	215
Interest expense	(956)	(630)
Other income (expense), net	(46)	4
Total other expense	(873)	(411)
Income from continuing operations before provision for income taxes and loss of unconsolidated affiliates	21,696	15,824
Provision for income taxes	(6,845)	(5,401)
Loss of unconsolidated affiliates	(5)	(2)
Income from continuing operations	14,846	10,421
Income from discontinued operations, net of tax	7	9
Net income	14,853	10,430
Net income attributable to noncontrolling interest	—	(53)
Net income attributable to PriceSmart	$14,853	$10,377

Net income attributable to PriceSmart:
Income from continuing operations	14,846	10,368
Income (loss) from discontinued operations, net of tax	7	9
	$14,853	$10,377
Net income per share attributable to PriceSmart and available for distribution:
Basic net income per share from continuing operations	$0.50	$0.35
Basic net income (loss) per share from discontinued operations, net of tax	$0.00	$0.00
Basic net income per share	$0.50	$0.35

Diluted net income per share from continuing operations	$0.50	$0.35
Diluted net income (loss) per share from discontinued operations, net of tax	$0.00	$0.00
Diluted net income per share	$0.50	$0.35
Shares used in per share computations:
Basic	29,356	29,105
Diluted	29,362	29,163
Dividends per share	$0.00	$0.00

PRICESMART, INC.
CONSOLIDATED BALANCE SHEETS
(AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

	November 30,
	2010	August 31,
	(Unaudited)	2010
ASSETS
Current Assets:
Cash and cash equivalents	$48,454	$73,346
Short-term restricted cash	1,240	1,240
Receivables, net of allowance for doubtful accounts of $17 and $15 as of November 30 and August 31, 2010, respectively.	3,669	2,855
Merchandise inventories	169,355	131,190
Deferred tax assets – current	4,494	3,639
Prepaid expenses and other current assets	25,400	21,879
Assets of discontinued operations	924	692
Total current assets	253,536	234,841
Long-term restricted cash	13,631	5,640
Property and equipment, net	277,467	265,544
Goodwill	37,445	37,471
Deferred tax assets – long term	15,361	16,637
Other assets	4,369	4,341
Investment in unconsolidated affiliates	8,092	8,091
Total Assets	$609,901	$572,565
LIABILITIES AND EQUITY
Current Liabilities:
Short-term borrowings	$3,972	$3,551
Accounts payable	143,813	124,401
Accrued salaries and benefits	10,798	10,911
Deferred membership income	9,999	9,729
Income taxes payable	4,054	6,615
Other accrued expenses	12,805	12,095
Long-term debt, current portion	7,734	7,715
Deferred tax liability – current	409	357
Liabilities of discontinued operations	115	109
Total current liabilities	193,699	175,483
Deferred tax liability – long-term	1,554	1,198
Long-term portion of deferred rent	3,525	3,272
Long-term income taxes payable, net of current portion	3,654	3,564
Long-term debt, net of current portion	55,783	53,005
Total liabilities	258,215	236,522
Equity:
Common stock, $0.0001 par value, 45,000,000 shares authorized; 30,625,666 and 30,624,666 shares issued and 29,898,909 and 29,897,909 shares outstanding (net of treasury shares) as of November 30 and August 31, 2010, respectively.	3	3
Additional paid-in capital	380,307	379,368
Tax benefit from stock-based compensation	4,489	4,490
Accumulated other comprehensive loss	(16,820)	(16,672)
Accumulated deficit	(725)	(15,578)
Less: treasury stock at cost; 726,757 and 726,757 shares as of November 30 and August 31, 2010, respectively.	(15,568)	(15,568)
Total PriceSmart stockholders’ equity and total equity	351,686	336,043
Total Liabilities and Equity	$609,901	$572,565